EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Report of SFBC International, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Arnold Hantman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and
      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arnold Hantman

Arnold Hantman
Chief Executive Officer
Date: March 8, 2005
      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.